June 8, 1998


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549

                                           Re: Professionally Managed Portfolios
                                            File No. 811-5037
                                            CIK No. 811030

Dear Sir or Madam:

      On behalf of the above Registrant and pursuant to Rule 30b-2 under the Investment Company Act of 1940, I enclose for filing via EDGAR, a copy of the Annual Report to shareholders of the Pro-Conscience Womens Equity Mutual Fund series of the Registrant for the year ended March 31, 1998.

If you have any questions, please contact me at (602) 952-1100.

Sincerely yours,

/s/
Robert H. Wadsworth

                    Pro-Conscience Womens Equity Mutual Fund
                  Advancing Gender Equality in the Workplace

                                  Annual Report

                               For the Year Ended
                                 March 31, 1998

                    Pro-Conscience Womens Equity Mutual Fund
                  Advancing Gender Equality in the Workplace

April 10, 1998

Dear Shareholders:

We wish to thank you for your response to our questionnaire in which you told us, not only who you are, but also gave us input regarding your risk preference and what you consider are important women's issues. The results of the questionnaire are set forth in our newsletter and we will keep your comments in mind as we move forward in our portfolio management, social screening, and dialogues with portfolio companies.

As of March 31, 1998, the Fund's average annual total returns are as follows:

                                           One               Three            Five                From
                                          Year               Year             Year        Inception at 10/1/93
------------------------------------------------------------------------------------------------------------------------------------
Pro-Conscience
Women's Equity Mutual Fund               50.77%            23.62%              -                 16.60%

The current economic expansion is approximately seven years old. No one knows when the next recession will occur, but it is important to understand that economic growth cycles do not have a predetermined life expectancy. Historically, precursors of economic problems have included excess inventory accumulation, labor shortages that lead to wage growth, low productivity, weak corporate profits, and tight monetary policies aimed at reducing inflation.
Sometimes an exogenous event such as a sharp increase in oil prices, or political turmoil can lead to a set of developments which result in a recession. The current Asian financial crisis is an example which has given the market some concerns. So far, indications are that the concerns generated from Asian problems will not derail the current favorable economic trend in the US. We believe that the most likely scenario for the next year will be a slower but real GDP growth of about 2 to 3 percent with continued low inflation and interest rates. We expect the stock market to continue to do well in this favorable condition.

Recent purchases in the Fund reflect our effort to find companies with sustainable growth strategies that also have reasonable valuations given the new highs in the market. We continue to favor technology, financial institutions, consumer and healthcare stocks.

In the questionnaire you told us that pay equality, women and minorities on the board, and women and minorities in senior management remain top issues for you. During the coming proxy season we will continue to use our proxy votes, as well as our letters and articles, to be a voice for women.

As always we hope you will continue to provide us with any comments and suggestions and we thank you for your support.

Sincerely yours,

/s/
Linda C.Y. Pei
President

                    Pro-Conscience Womens Equity Mutual Fund
                  Advancing Gender Equality in the Workplace

Value of $10,000 vs the S&P 500 Index
Average Annual Total Return
Period Ended March 31, 1998
1 Year.....................50.77%
Since Inception (10/1/93)..16.60%

Qtr               Adj Fund Adj S&P
10/1/93           10000    10000
12/31/93          10130    10181.3
3/31/94           10460    9791.424
6/30/94           10126.3  9825.809
9/30/94           10684.3  10315.4
12/31/94          10125.3  10311.11
3/31/95           10561.3  11314.13
6/30/95           10646.4  12393.43
9/30/95           11401.5  13377.46
12/31/95          11842.9  14181.13
3/31/96           12269.4  14945.18
6/30/96           12444.4  15605.53
9/30/96           12991.1  16094.42
12/31/96          13558.6  17441.53
3/31/97           13241.2  17903.53
6/30/97           15583.1  21023.34
9/30/97           16469.5  22600.83
12/31/97          17434.3  23257.35
3/31/98           19964.4  26499.46




Past performance is not predictive of future performance.

      The S&P 500 is a broad market-weighted average of U. S. blue-chip companies. The Dow Jones Industrial Average includes 30 large companies. All indexes are unmanaged and returns include reinvested dividends.

                    Pro-Conscience Womens Equity Mutual Fund
                  Advancing Gender Equality in the Workplace

SCHEDULE OF INVESTMENTS at March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 98.0%                                                             Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Consumer Durables: 2.7%
       2,400         Harley-Davidson, Inc....................................................             $ 79,200
       1,500         Honda Motor Company, Ltd................................................              106,500
                                                                                                           -------
                                                                                                           185,700
                                                                                                           -------
                     Consumer Products and Services: 19.3%
       2,600         American Greetings Corp., Class A.......................................              119,600
       2,000         Avon Products, Inc......................................................              156,000
       2,700         Coca-Cola Company.......................................................              209,081
       2,500         Colgate-Palmolive Company...............................................              216,563
       3,875         Dollar General Corp.....................................................              149,914
       1,300         Gillette Company........................................................              154,294
       2,000         Jones Apparel Group, Inc.*..............................................              110,125
       1,900         Kimberly-Clark Corp.....................................................               95,237
       4,200         Richfood Holdings, Inc..................................................              134,400
                                                                                                           -------
                                                                                                         1,345,214
                                                                                                         ---------
                     Energy and Resources: 1.1%
         900         Amoco Corp..............................................................               77,738
                                                                                                            ------

                     Financial Services: 17.1%
         862         American International Group, Inc.......................................              108,558
       1,600         BankAmerica Corp........................................................              132,200
       1,740         BankBoston Corp.........................................................              191,835
       1,600         Chubb Corp..............................................................              125,400
       2,800         Federal National Mortgage Association...................................              177,100
       1,800         First Tennessee National Corp...........................................               57,825
       1,000         NationsBank Corp........................................................               72,938
       5,250         Norwest Corp............................................................              218,203
       2,000         UNUM Corp...............................................................              110,375
                                                                                                           -------
                                                                                                         1,194,434
                                                                                                         ---------
                     Furnishings: 5.5%
       3,200         Herman Miller, Inc......................................................              107,300
       2,600         Leggett & Platt, Inc....................................................              133,737
       2,900         Newell Company..........................................................              140,469
                                                                                                           -------
                                                                                                           381,506
                                                                                                           -------
See accompanying Notes to Financial Statements.

                    Pro-Conscience Womens Equity Mutual Fund
                  Advancing Gender Equality in the Workplace

SCHEDULE OF INVESTMENTS at March 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Health Care: 16.0%
       1,900         Becton, Dickinson and Company...........................................            $ 129,319
       2,800         Johnson & Johnson.......................................................              205,275
       3,300         Medtronic, Inc..........................................................              171,187
       1,800         Merck & Company, Inc....................................................              231,075
       2,900         Schering-Plough Corp....................................................              236,894
       3,000         Stryker Corp............................................................              140,625
                                                                                                           -------
                                                                                                         1,114,375
                                                                                                         ---------
                     Industrial Materials: 1.9%
       2,600         Praxair, Inc............................................................              133,738
                                                                                                           -------

                     Instruments: 1.5%
       2,400         Teleflex, Inc...........................................................              100,800
                                                                                                           -------

                     Media and Publishing: 1.8%
       1,200         Walt Disney Company.....................................................              128,100
                                                                                                           -------

                     Producer Products: 5.0%
       5,000         Baldor Electric Company.................................................              134,687
       3,250         Illinois Tool Works, Inc................................................              210,438
                                                                                                           -------
                                                                                                           345,125
                                                                                                           -------
                     Retail: 2.2%
       2,900         Costco Companies, Inc.*.................................................              155,150
                                                                                                           -------

                     Technology: 12.7%
       1,300         Automatic Data Processing, Inc..........................................               88,481
       2,250         Cisco Systems, Inc.*....................................................              153,844
       1,200         Hewlett-Packard Company.................................................               76,050
       1,300         Intel Corp..............................................................              101,481
       3,000         Microsoft Corp.*........................................................              268,500
       1,250         Sanmina Corp.*..........................................................               87,422
       1,050         Xerox Corp..............................................................              111,759
                                                                                                           -------
                                                                                                           887,537
                                                                                                           -------
See accompanying Notes to Financial Statements.

                    Pro-Conscience Womens Equity Mutual Fund
                  Advancing Gender Equality in the Workplace

SCHEDULE OF INVESTMENTS at March 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
------------------------------------------------------------------------------------------------------------------------------------

                     Telecommunications - Equipment: 5.5%
       1,800         Ameritech Corp..........................................................             $ 88,987
       1,500         Century Telephone Enterprises, Inc......................................               91,594
       1,600         Lucent Technologies, Inc................................................              204,600
           -                                                                                               -------
                                                                                                           385,181
                                                                                                           -------
                     Transportation: 1.2%
       2,700         Southwest Airlines Company..............................................               79,819
                                                                                                            ------

                     Utilities: 4.5%
       2,100         BellSouth Corp..........................................................              141,881
       4,000         SBC Communications, Inc.................................................              174,500
                                                                                                           -------
                                                                                                           316,381
                                                                                                           -------
                     Total Common Stocks (cost $4,148,378)...................................            6,830,798
                                                                                                         ---------


Principal Amount     REPURCHASE AGREEMENT: 1.9%
------------------------------------------------------------------------------------------------------------------------------------
    $133,000         Star Bank Repurchase Agreement, 5.00%, dated 3/31/1998,
                     due 4/1/1998, collateralized by $137,869 GNMA, 7.375%,
                     due 5/20/2024 (proceeds $133,018) (cost $133,000).......................              133,000
                                                                                                           -------

                     Total Investment in Securities (cost $4,281,378+): 99.9%................            6,963,798
                     Other Assets less Liabilities: 0.1%.....................................                7,464
                                                                                                             -----
                     Total Net Assets: 100.0% ...............................................           $6,971,262
                                                                                                        ==========

*Non-income producing security.

+At March 31, 1998, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

                           Gross unrealized appreciation.....................................           $2,686,961
                           Gross unrealized depreciation.....................................               (4,541)
                                                                                                            ------
                                 Net unrealized appreciation................................            $2,682,420
                                                                                                        ==========

See accompanying Notes to Financial Statements.

                    Pro-Conscience Womens Equity Mutual Fund
                  Advancing Gender Equality in the Workplace

STATEMENT OF ASSETS AND LIABILITIES at March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost $4,281,378)..................................          $ 6,963,798
      Cash...................................................................................                   49
      Receivables:
            Due from Advisor.................................................................                6,355
            Fund shares sold.................................................................                2,101
            Securities sold..................................................................               12,175
            Dividends and interest...........................................................                4,591
      Prepaid expenses.......................................................................                4,803
                                                                                                             -----
                  Total assets ..............................................................            6,993,872
                                                                                                         ---------
LIABILITIES
      Payables:
            Administration fee...............................................................                2,453
            Distribution fees................................................................                3,849
      Accrued expenses ......................................................................               16,308
                                                                                                            ------
                  Total liabilities..........................................................               22,610
                                                                                                            ------


NET ASSETS     ..............................................................................          $ 6,971,262
                                                                                                       ===========

      Net asset value, offering and redemption price per share
            ($6,971,262/385,793 shares outstanding;
            unlimited number of shares authorized without par value) ........................               $18.07
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................          $ 4,263,151
      Accumulated net investment loss........................................................               (3,305)
      Undistributed net realized gain on investments.........................................               28,996
      Net unrealized appreciation on investments.............................................            2,682,420
                                                                                                         ---------
            Net assets ......................................................................          $ 6,971,262
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                    Pro-Conscience Womens Equity Mutual Fund
                  Advancing Gender Equality in the Workplace

STATEMENT OF OPERATIONS - For the Year Ended March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
      Income
            Dividends........................................................................             $ 58,863
            Interest.........................................................................                9,552
                                                                                                             -----
                  Total income...............................................................               68,415
                                                                                                            ------
      Expenses
            Advisory fees....................................................................               55,046
            Administration fee...............................................................               30,000
            Transfer agent fees..............................................................               17,333
            Distribution fees................................................................               13,762
            Fund accounting fees.............................................................               12,966
            Audit fee........................................................................               12,001
            Custody fees.....................................................................                7,603
            Registration fees ...............................................................                6,403
            Reports to shareholders..........................................................                5,825
            Trustee fees ....................................................................                4,400
            Miscellaneous....................................................................                3,262
            Legal fees.......................................................................                2,741
            Insurance........................................................................                  458
                                                                                                               ---
                  Total expenses.............................................................              171,800
                  Less: expenses waived and reimbursed.......................................              (89,230)
                                                                                                           -------
                  Net expenses...............................................................               82,570
                                                                                                            ------
                        Net investment loss   ...............................................              (14,155)
                                                                                                           -------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions ..........................................               87,152
      Net change in unrealized appreciation on investments ..................................            2,196,962
                                                                                                         ---------
                  Net realized and unrealized gain on investments ...........................            2,284,114
                                                                                                         ---------
                        Net increase in net assets resulting from operations ................          $ 2,269,959
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                    Pro-Conscience Womens Equity Mutual Fund
                  Advancing Gender Equality in the Workplace

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended         Year Ended
                                                                                 March 31, 1998     March 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss  ..................................................              $ (14,155)           $ (1,834)
Net realized gain from security transactions ..........................                 87,152              75,795
Net change in unrealized appreciation on investments...................              2,196,962             153,825
                                                                                     ---------             -------
      Net increase in net assets resulting from operations ............              2,269,959             227,786
                                                                                     ---------             -------


DISTRIBUTIONS TO SHAREHOLDERS
Net investment income..................................................                    -0-              (2,977)
Net realized gain on investments.......................................                (54,283)                -0-
                                                                                       -------               -----
      Total distributions to shareholders .............................                (54,283)             (2,977)
                                                                                       -------              ------


CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in
   outstanding shares (a) .............................................                310,806             911,202
                                                                                       -------             -------
      Total increase in net assets ....................................              2,526,482           1,136,011


NET ASSETS
Beginning of year......................................................              4,444,780           3,308,769
                                                                                     ---------           ---------
End of year ..........................................................              $6,971,262          $4,444,780
                                                                                    ==========          ==========


(a) A summary of capital shares transactions is as follows:

                                                                 Year Ended                     Year Ended
                                                               March 31, 1998                 March 31, 1997
                                                          Shares           Value          Shares          Value
Shares sold ......................................         79,313       $1,193,662        107,417       $1,339,632
Shares issued in reinvestment of distribution.....          3,414           52,744            233            2,810
Shares redeemed ..................................        (64,217)        (935,600)       (35,270)        (431,240)
                                                          -------         --------        -------         --------
Net increase......................................         18,510        $ 310,806         72,380        $ 911,202
                                                           ======        =========         ======        =========

See accompanying Notes to Financial Statements.

                    Pro-Conscience Womens Equity Mutual Fund
                  Advancing Gender Equality in the Workplace

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  October 1, 1993*
                                                            Year Ended March 31,                       through
                                              1998           1997          1996           1995     March 31, 1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period......   $12.10         $11.22        $ 9.93         $10.46         $10.00
Income from investment operations:
   Net investment income (loss) ...........   (0.04)         (0.01)         0.01           0.36          (0.01)
   Net realized and unrealized
      gain (loss) on investments ..........    6.16           0.90          1.59          (0.28)          0.47
                                               ----           ----          ----          -----           ----
Total from investment operations...........    6.12           0.89          1.60           0.08           0.46
                                               ----           ----          ----           ----           ----
Less distributions:
   From net investment income..............    0.00          (0.01)        (0.31)         (0.02)          0.00
   From net capital gains .................   (0.15)          0.00          0.00          (0.59)          0.00
                                              -----           ----          ----          -----           ----
Total distributions........................   (0.15)         (0.01)        (0.31)         (0.61)          0.00
                                              -----          -----         -----          -----           ----
Net asset value, end of period ............  $18.07         $12.10        $11.22         $ 9.93         $10.46
                                             ======         ======        ======         ======         ======


Total return ..............................   50.77%          7.92%        16.17%          0.97%          4.60%


Ratios/supplemental data:
Net assets, end of period (millions).......   $ 7.0          $ 4.4         $ 3.3          $ 1.5          $ 0.6
Ratio of expenses to average net assets:
   Before expense reimbursement and waiver.    3.12%          4.09%         4.75%          8.69%         21.93%+
   After expense reimbursement and waiver..    1.50%          1.50%         1.50%          1.50%          1.50%+
Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and waiver.   (1.88%)        (2.64%)       (1.97%)        (1.97%)       (20.74%)+
   After expense reimbursement and waiver..   (0.26%)        (0.05%)        1.28%          5.22%         (0.31%)+

Portfolio turnover rate ...................   27.21%         51.13%       120.64%        705.88%        139.26%
Average commission rate paid per share++....  $.0567         $.0548           -              -              -


*Commencement of operations.

+Annualized.

++For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.

                    Pro-Conscience Womens Equity Mutual Fund
                  Advancing Gender Equality in the Workplace

NOTES TO FINANCIAL STATEMENTS at March 31, 1998
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION
      The Pro-Conscience Women's Equity Mutual Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's primary investment objective is to provide long-term capital appreciation. The Fund began operations on October 1, 1993.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no income tax provision is required. The Fund maintains a January 31 tax year end.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

      NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS For the year ended March 31, 1998, Pro-Conscience Funds, Incorporated (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. In order to maintain the Fund's operating expenses at 1.50% of average daily net assets, the Advisor has waived a portion of its fee and reimbursed expenses totaling $89,230 for the year ended March 31, 1998. United States Trust Company of Boston (the "Sub-Advisor") acts as Sub-Advisor to the Fund and is entitled to compensation for its services from the Advisor.

                    Pro-Conscience Womens Equity Mutual Fund
                  Advancing Gender Equality in the Workplace

NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

            Under $15 million            $30,000
            $15 to $50 million 0.20% of average daily net assets $50 to $100 million 0.15% of average daily net assets $100 to $150 million 0.10% of average daily net assets Over $150 million 0.05% of average daily net assets

      For the year ended March 31, 1998, the Fund incurred $30,000 in Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION PLAN
      The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended March 31, 1998, the Fund paid fees of $13,762 to the Advisor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES
      The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended March 31, 1998, were $1,692,674 and $1,451,505, respectively.

NOTE 6 - YEAR 2000 ISSUE (Unaudited)
      Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems it uses, and those used by the Fund's brokers and other major service providers, do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue". Management is assessing its computer systems and the systems compliance issues of its brokers and major service providers. Based on information available to management, the Fund's brokers and major service providers are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient, and the failure of a timely completion of all necessary procedures could have a material adverse effect on the Fund's operations. Management will continue to monitor the status of and its exposure to, this issue.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF
      PRO-CONSCIENCE WOMEN'S EQUITY MUTUAL FUND and
THE BOARD OF TRUSTEES OF
      PROFESSIONALLY MANAGED PORTFOLIOS

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pro-Conscience Women's Equity Mutual Fund, a series of Professionally Managed Portfolios, as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from October 1, 1993 (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pro-Conscience Women's Equity Mutual Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period October 1, 1993 (commencement of operations) to March 31, 1994, in conformity with generally accepted accounting principles.

                                                           TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
April 24, 1998

                                     Advisor
                           Pro-Conscience Funds, Inc.
                          625 Market Street, 16th Floor
                         San Francisco, California 94105
                                 (415) 547-9135
                                       --
                                   Distributor
                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261E
                             Phoenix, Arizona 85018
                                       --
                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202
                                       --
                                 Transfer Agent
                          American Data Services, Inc.
                                  P.O. Box 5536
                               Hauppauge, NY 11788
                                 (800) 385-7003
                                       --
                                    Auditors
                              Tait, Weller & Baker
                            8 Penn Center, Suite 800
                        Philadelphia, Pennsylvania 19101
                                       --
                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


     This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

     Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.